UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                  May 21, 2001
                             ---------------------
                                 Date of Report



                                 Rent-Way, Inc.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                  000-22026                25-1407782
------------------------------  ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
                  corporation)                               Identification No.)





  One RentWay Place, Erie, Pennsylvania                    16505
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  (Address of principal executive offices)               Zip Code



Registrant's telephone number, including area code:       (814) 455-5378
                                                     --------------------------

Item 5.           Other Events


                      Rent-Way to Provide Update on May 24

Erie, Pennsylvania, May 21, 2001 -- Rent-Way Inc. (NYSE:RWY) announced today that it would issue a press release that will provide an update on its historical results and recent performance on Thursday, May 24th. Rent-Way also announced that it will host a conference call when it files its Form 10-K for the year ended September 30, 2000.

William E. Morgenstern, Rent-Way's Chairman and CEO, stated, "We remain committed to providing investors with the best information we have regarding the timing and substance of the reports. I want this 10-K to be filed and behind us as much, if not more, than anyone else. The audit and investigation are nearly complete. On Thursday, May 24th, we will provide an update on the status of the audits of our historical results. At this time, we will also discuss our recent financial performance."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,135 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          Rent-Way, Inc.
                                  ---------------------------
                                           (Registrant)





           May 21, 2001                      /s/William E. Morgenstern
--------------------------------      -----------------------------------------
              Date                                    (Signature)
                                                William E. Morgenstern
                                         Chairman and Chief Executive Officer




           May 21, 2001                       /s/William A. McDonnell
--------------------------------       ----------------------------------------
              Date                                    (Signature)
                                                 William A. McDonnell
                                      Vice President and Chief Financial Officer